SCHEDULE 2(d)

ROANOKE GAS COMPANY
Reference is made to the Private Shelf Agreement (as amended from time to time, the “Agreement”), dated as of September 30, 2015, between Roanoke Gas Company (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“Prudential”) and each Prudential Affiliate which becomes party thereto, on the other hand. Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Agreement.
Pursuant to Section 2(d) of the Agreement, the Company hereby makes the following Request for Purchase:

1.	Aggregate principal amount of
the Notes covered hereby
(the “Notes”) ................... $8,000,000

2.	Individual specifications of the Notes:

Principal Amount	Final Maturity Date	Principal Prepayment Dates and Amounts	Interest Payment Period
$8,000,000	10/2/2027	none	Semi-annually, in arrears

3.	Use of proceeds of the Notes: The proceeds from the sale of the Notes will be used by the Company to refinance existing indebtedness and for general corporate purposes.

4.	Proposed day for the closing of the purchase and sale of the Notes:
October 2, 2017

5.	The purchase price of the Notes is to be transferred to:

Name and Address
and ABA Routing	Number of
Number of Bank	Account
Wells Fargo Bank, N.A.
Roanoke, Virginia	Roanoke Gas Company
ABA No: 121000248	xxxxxxxxx7087

6.    The Company certifies that the attached Schedules 5.3/5.4/5.5/5.15 are true and correct on and as of the date of this Request for Purchase and (a) the representations and warranties contained in Section 5 of the Agreement, as amended by the attached Schedules, are true on and as of the date of this Request for Purchase and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.
7.    The Issuance Fee to be paid pursuant to the Agreement will be paid by the Company on the Closing Day.

Dated: May 18, 2017

Roanoke Gas Company

By /s/ Paul W. Nester
Authorized Officer

SCHEDULE 5.3

DISCLOSURE MATERIALS

With the exception of this Agreement and the financial statements, 10-K filings and 10-Q filings listed in Schedule 5.5 of this Agreement, there are no Disclosure Documents.

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

The Company has no Subsidiaries.

The Company's Affiliates are the following:

RGC Resources, Inc.
Diversified Energy Company
RGC Midstream, LLC

The Company's directors are the following:

John B. Williamson, III
John S. D'Orazio
Maryellen F. Goodlatte
S. Frank Smith
J. Allen Layman
Nancy Howell Agee
George W. Logan

The Company's senior officers are the following:

John S. D'Orazio    President and CEO
Howard T. Lyon    Assistant Secretary and Assistant Treasurer
Paul W. Nester    Vice President, Secretary, Treasurer and CFO
Carl J. Shockley, Jr.    Vice President, Operations

SCHEDULE 5.5

FINANCIAL STATEMENTS

The Company has delivered the following financial statements:

	Fiscal Year Ended			Quarter Ended
	September 30, 2016			March 31, 2017
	Financial Statements			Financial Statements
	Audited	Unaudited	10-K	Audited	Unaudited	10-Q
RGC Resources, Inc.	X		X		X	X
Roanoke Gas Company, Inc.		X			X
Diversified Energy Company, Inc.		X			X
RGC Midstream, LLC		X			X

The aforesaid audited financial statements for RGC Resources, Inc. are consolidated financial statements for RGC Resources, Inc. and its Subsidiaries.

SCHEDULE 5.15

EXISTING INDEBTEDNESS

The Company was the obligor with respect to the following Indebtedness as of March 31, 2017:

Obligee	Principal Amount Outstanding	Collateral	Guarantor
The Prudential Insurance Company of America	$15,250,000	None	RGC Resources, Inc.
Par U Hartford Life & Annuity Comfort Trust	9,700,000	None	RGC Resources, Inc.
Pruco Life Insurance Company of New Jersey	5,550,000	None	RGC Resources, Inc.
Branch Banking and Trust	7,000,000	None	RGC Resources, Inc.
Wells Fargo Bank, N.A. - Revolving Line of Credit	8,460,578	None	RGC Resources, Inc.
	$45,960,578

The maximum principal amount that can be outstanding at any time under the aforesaid revolving line of credit is $30,000,000.

The documents relating to certain of the aforesaid Indebtedness restrict the Company's ability to incur Indebtedness unless prescribed ratios are not exceeded. Such ratios would not be exceeded by reason of the issuance of the Notes, and such documents would not prohibit the issuance of the Notes.